Stoke Therapeutics NASDAQ: STOK January 2021 © Copyright 2021 Stoke Therapeutics Exhibit 99.1

Disclaimer © Copyright 2021 Stoke Therapeutics This presentation has been prepared by Stoke Therapeutics, Inc. (“Stoke” or “our”) for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or Stoke or any officer, director, employee, agent or advisor of Stoke. This presentation does not purport to be all-inclusive or to contain all of the information you may desire. Information provided in this presentation speaks only as of the date hereof. Stoke assumes no obligation to publicly update any information or forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, subsequent events, or circumstances after the date hereof, or to reflect the occurrence of unanticipated events. This presentation contains “forward-looking” statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: the ability of our TANGO platform to design medicines to increase protein production and the expected benefits thereof; the ability of STK-001 to treat the underlying causes of Dravet syndrome; the preclinical data and study results regarding OPA1; our preliminary cash, cash equivalents and restricted cash and shares outstanding as of December 31, 2020; our future operating results, financial position and liquidity; the direct and indirect impact of COVID-19 on our business, financial condition and operations, including on our expenses, supply chain, strategic partners, research and development costs, clinical trials and employees; our expectation about timing and execution of anticipated milestones, responses to regulatory authorities, expected nomination of future product candidates and timing thereof. These forward-looking statements may be accompanied by such words as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “potential,” “possible,” “will,” “would,” and other words and terms of similar meaning. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such statements, including: our ability to develop, obtain regulatory approval for and commercialize STK-001, OPA1 and future product candidates; the timing and results of preclinical studies and clinical trials; the risk that positive results in a clinical trial may not be replicated in subsequent trials or success in early stage clinical trials may not be predictive of results in later stage clinical trials; risks associated with clinical trials, including our ability to adequately manage clinical activities, unexpected concerns that may arise from additional data or analysis obtained during clinical trials, regulatory authorities may require additional information or further studies, or may fail to approve or may delay approval of our drug candidates; the occurrence of adverse safety events; failure to protect and enforce our intellectual property and other proprietary rights; failure to successfully execute or realize the anticipated benefits of our strategic and growth initiatives; risks relating to technology failures or breaches; our dependence on collaborators and other third parties for the development, regulatory approval, and commercialization of products and other aspects of our business, which are outside of our full control; risks associated with current and potential delays, work stoppages, or supply chain disruptions caused by the coronavirus pandemic; risks associated with current and potential future healthcare reforms; risks relating to attracting and retaining key personnel; failure to comply with legal and regulatory requirements; risks relating to access to capital and credit markets; environmental risks; risks relating to the use of social media for our business; and the other risks and uncertainties that are described in the Risk Factors section of our most recent annual or quarterly report and in other reports we have filed with the U.S. Securities and Exchange Commission. These statements are based on our current beliefs and expectations and speak only as of the date of this presentation. We do not undertake any obligation to publicly update any forward-looking statements. By attending or receiving this presentation you acknowledge that you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made; you will be solely responsible for your own assessment of the market and our market position; and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of Stoke.

© Copyright 2021 Stoke Therapeutics STOKE THERAPEUTICS Boldly Restoring Genetic Health Addressing the underlying cause of severe diseases by up-regulating protein expression with RNA-based medicines.

A Differentiated Platform for the Discovery and Development of Novel RNA-based Medicines

STOKE

STOKE THERAPEUTICS HIGHLIGHTS

Proprietary RNA therapeutics platform

Targets pre-mRNA splicing to restore target protein to near normal levels

Broad therapeutic potential

~1,200 monogenic disease genes and ~6,500 additional genes with RNA target signatures

Disease-modifying approach

Our compounds address the underlying cause of severe genetic diseases

Clinical stage with emerging pipeline

STK-001 is being evaluated in a Phase 1/2a study for Dravet syndrome (DS). OPA1 is a preclinical target for autosomal dominant optic atrophy (ADOA)

© Copyright 2021 Stoke Therapeutics
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© Copyright 2021 Stoke Therapeutics Targeted Augmentation of Nuclear Gene Output Our compounds aim to restore protein levels by increasing protein production from the functional copy of a gene and: Selectively boost expression only in tissues where the protein is normally expressed Offer one drug for diseases caused by many different mutations Apply to genes of diverse size: can be used to address small or large gene targets

Genetic epilepsy – haploinsufficiency NT ASO nM NT ASO nM NT ASO nM Pathway target – wild-type NT ASO nM NT ASO nM NT ASO nM SCN1A SYNGAP1 CD274 PCCA Lim et al., Nat Comm, 2020 Correlation between event abundance (+CHX) & upregulation SYNGAP1 non-productive event productive mRNA protein Liver target – autosomal recessive NT ASO nM NT ASO nM NT ASO nM PCCA non-productive event productive mRNA protein CD274 (PD-L1) non-productive event productive mRNA protein 9 8 7 6 5 4 3 2 1 0 Fold upregulation % non-productive event 20 40 60 80 100 0 R2 = 0.94 p = 0.03 © Copyright 2021 Stoke Therapeutics TANGO ASOs Demonstrate Dose-Dependent Increases in Protein Expression Across Targets of Diverse Size, Type and Function NT: non-targeting ASO control, all experiments n = 3, in vitro

Dravet Syndrome: A Severe, Progressive Genetic Epilepsy

85%
of cases caused by a **HAPLOINSUFFICIENCY** of the *SCN1A* gene

RESULTS IN

50%
$Na_V1.1$ protein expression

1 out of 16,000
babies are born with Dravet syndrome

Up to 20%
of children and adolescents with Dravet syndrome die before adulthood, due to SUDEP[1], prolonged seizures, seizure-related accidents or infections

Seizures are not adequately controlled in **90%** of people with Dravet syndrome

~35,000
people affected in the U.S., Canada, Japan, Germany, France and the UK



Dravet syndrome is not concentrated in a particular geographic area or ethnic group

[1] Sudden Unexpected Death in Epilepsy

Sources: *2018 Health Advances Report*; Djémié et al., *Molecular Genetics & Genomic Medicine*, 2016; Lagae et al., *Developmental Medicine & Child Neurology*, 2017; Nabbout et al., *Orphanet Journal of Rare Diseases*, 2013

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Non-Seizure Comorbidities of Dravet Syndrome Are Not Addressed by Current Therapies © Copyright 2021 Stoke Therapeutics No Approved Disease-Modifying Therapies for Dravet Syndrome Intellectual disability Developmental delays Movement and balance issues Language and speech disturbances Growth defects Sleep abnormalities Chronic infections Disruptions of the autonomic nervous system Mood disorders

Haploinsufficiency without TANGO-ASO = 50% functional protein

Haploinsufficiency with TANGO-ASO ~100% Functional protein

Percentage of Nav1.1 protein in wild-type brain 150 100 50 0 Placebo 7 WEEKS STK-001 Placebo STK-001 14 WEEKS © Copyright 2021 Stoke Therapeutics STK-001 Restores NaV1.1 to Near Normal Levels for >3 Months in Dravet Syndrome (DS) Mice after a Single Dose Sources: Han et al., Science Trans Med, 2020 SCN1a+/- p<0.0001 p<0.0001

STK-001 Significantly Reduces Premature Mortality in DS Mice After a Single Dose

STOKE

Significant improvements in survival after STK-001 administration at postnatal day 2



100
80
60
40
20
0
Survival (%)
0
10
20
30
40
50
60
70
80
90
Postnatal days
p<0.0001
PBS wild-type (n=46)
STK-001 wild-type (n=27)
STK-001 SCN1a+/- (n=34)
PBS SCN1a+/- (n=62)

Science Translational Medicine AAAS

Sources: Han *et al.*, Science Trans Med, 2020

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Wild Type DS Seizure frequency per day 1.0 0.8 0.6 0.4 0.2 0.0 -0.2 STK-001 Administration Reduces Seizure Frequency in DS Mice Source: Targeted Augmentation of Nuclear Gene Output (TANGO) of SCN1A reduces seizures and rescues parvalbumin positive interneuron firing frequency in a mouse model of Dravet syndrome (AES 2020) © Copyright 2021 Stoke Therapeutics Spontaneous seizures ECoG Group 1 (P13-P19) p=0.1088 Vehicle STK-001 Wild Type DS Seizure frequency per day 6 5 4 32 1 0 -1 p=0.0006 Group 2 (P20-40) A single dose of STK-001 completely stopped seizure events early (P13-19) and substantially reduced seizure frequency late (P20-40)

© Copyright 2021 Stoke Therapeutics Study 1: Exposure of STK-001 observed in all brain regions Study 2: Nav1.1 protein levels increased up to 3-fold NHP = Non-human primate Source (left graph): Stoke data Source (right graph) TANGO oligonucleotides for the treatment of Dravet Syndrome: Safety, biodistribution and pharmacology in the non-human primate (AES 2019) STK-001 Achieves Broad Distribution and Increases Nav1.1 Protein Expression in NHPs Cerebellum Motor cortex Occipital cortex Parietal cortex Pons Prefrontal cortex Temporal cortex Thalamus STK-001 10000 8000 6000 4000 2000 0 Levels of STK-001 (ng/g) Placebo STK-001 * * * = p<0.05 Cerebellum Motor cortex Occipital cortex Parietal cortex Pons Prefrontal cortex Temporal cortex Thalamus Hypothalamus Limbic lobe Medulla Midbrain NaV1.1 (ng) / tissue (mg)

Source: Stoke data Single and Multiple-Dose Toxicology Studies in NHPs Showed STK-001 Well-Tolerated © Copyright 2021 Stoke Therapeutics ü ü ü Key safety findings from GLP studies* No observed adverse events at highest dose tested No change in platelet counts or renal/hepatic function No adverse histopathology in brain, spinal cord, liver and kidney *In non-GLP studies in NHPs, at levels above the NOAEL, hind limb paresis was observed; at extremely high dose levels, acute convulsions were observed.

© Copyright 2021 Stoke Therapeutics STK-001 Has Potential to Address the Genetic Cause of Dravet Syndrome (DS) ü ü ü Single dose restores NaV1.1 to near normal levels for >3 months in DS mice Significantly reduces mortality and seizure frequency in DS mice Achieves broad distribution and increases NaV1.1 protein expression in NHPs Well-tolerated as shown in single and multiple-dose toxicology studies in NHPs ü

© Copyright 2021 Stoke Therapeutics Non-Seizure Comorbidities of DS are Progressive and Measurable * VABS = Vineland Adaptive Behavior Scales * ABC score based on Communication, Daily Living, and Socialization domains and expressed relative to normative mean of 100 Source: Observational Study to Investigate Cognition and Quality of Life in Children and Adolescents with Dravet Syndrome: Baseline Analysis of the BUTTERFLY Study (AES 2020) Initial findings showed: Validation of standard cognitive measures for use in DS patients Substantially decreased neurocognitive abilities despite the use of multiple anti-epileptic therapies Apparent widening from normal levels in overall intellectual development that increases with age A gap in adaptive functioning Baseline VABS-III Adaptive Behavior Composite (ABC)* 100 80 60 40 20 0 2-7 years n=11 8-12 years n=4 13-18 years n=5 ABC scores Youngest two patients Enrollment completed (n=36, 2-18 year-olds). Study ongoing.

Enrollment and Dosing in MONARCH Phase 1/2a Trial is Ongoing

STOKE

Design	Open-label evaluation of single and multiple ascending doses of STK-001 (up to 30mg) • SAD: Currently enrolling • MAD: Planned initiation 2H 2021 *Doses >30mg remain on FDA partial clinical hold*
Target Enrollment	~48 children and adolescents ages 2-18 years old with Dravet syndrome and confirmed *SCN1a* variant
Primary Endpoint	Safety and tolerability of single and multiple ascending dose levels; characterize human pharmacokinetics (PK)
Secondary Endpoint	Change in seizure frequency over 12-weeks, quality of life
Preliminary Data	Initial safety and PK data anticipated in 2021
Open-Label Extension	Planned initiation 1H 2021

monarch
A DRAVET SYNDROME STUDY

swallowtail
A DRAVET SYNDROME EXTENSION STUDY

Source: Safety and Pharmacokinetics of Antisense Oligonucleotide STK-001 in Children and Adolescents with Dravet Syndrome: Single and Multiple Ascending Dose Design for the Open-Label Phase 1/2a MONARCH Study (AES 2020)

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Autosomal Dominant Optic Atrophy (ADOA): A Severe, Progressive Optic Nerve Disorder

65-90%

of cases caused by a **HAPLOINSUFFICIENCY** in the *OPA1* gene

RESULTS IN

50%

OPA1 protein expression and disease manifestation

1 out of 30,000

people are affected globally with a higher incidence of ~1 out of 10,000 in Denmark due to a founder effect

>400

Different *OPA1* mutations reported in ADOA patients

Up to 46%

of patients are registered legally blind

80%

of patients are symptomatic by age 10

~18,000

people affected in the U.S., Canada, Japan, Germany, France and the UK



Sources: Yu-Wai-Man P et al. *Ophthalmology*, 2010; Yu-Wai-Man P, Chinnery PF. *Ophthalmology*, 2013; P. Amati-Bonneau P et al. *The International Journal of Biochemistry & Cell Biology*, 2009; Lenaers G, Hamel C, Delettre C, et al. *Orphanet J Rare Dis*, 2012; Chun BY and Rizzo JF III. *Curr Opin Ophthalmol*, 2016; Le Roux B, Lenaers G, Zanlonghi X et al. *Orphanet J Rare Dis*, 2019; "What is ADOA?" Autosomal Dominant Optic Atrophy Association. Accessed May 6, 2020, from https://www.adoaa.org/what-is-adoa;

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Most common inherited optic nerve disorder Leads to central field defects and reduced color vision in both eyes Severity can vary; rate of vision loss difficult to predict Supportive services and low-vision aids are offered for patients Healthy ADOA patient © Copyright 2021 Stoke Therapeutics No Approved Disease-Modifying Therapies for ADOA Healthy Vision Simulation of Optic Neuropathy Sources: Yu-Wai-Man P et al. Ophthalmology, 2010; Yu-Wai-Man P, Chinnery PF. Ophthalmology, 2013; Lenaers G, Hamel C, Delettre C, et al. Orphanet J Rare Dis, 2012; Chun BY and Rizzo JF III. Curr Opin Ophthalmol, 2016 Image of child sourced from ICR, Ophthalmology Center Barcelona. Accessed Jan. 8, 2021 from https://icrcat.com/en/eye-conditions/leber-hereditary-optic-neuropathy/ Credit: Lhon Eye Society Sweden. Image shown depicts Leber Hereditary Optic Neuropathy, which presents visual effects similar to ADOA.

OPA1 is Critical for Normal Mitochondrial Function and Cellular Metabolism

- Retinal ganglion cells have very high energy (ATP) requirements
- Impaired mitochondrial function leads to cell death
- OPA1 is critical for mitochondrial function and energy production


Healthy
ADOA
ATP
ROS
ATP
OPA1 +/+
Mitochondrial Bioenergetics Functional
Cristae Structural Stability
Antioxidant Defense
OPA1 +/-
Mitochondrial Bioenergetic Dysfunction
Cristae Structural Disruption
Oxidative Stress
Cell Survival
Cell Death

* ROS = Reactive Oxygen Species

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TANGO ASO Demonstrates Dose-Dependent OPA1 Protein Increases in Rabbit Retina Target engagement Day 29 OPA1 protein Day 29 ASO exposure in retina Day 29 NMD = nonsense mediated decay Source: TANGO oligonucleotides for the treatment of Dravet Syndrome: Safety, biodistribution and pharmacology in the non-human primate (AES 2019) © Copyright 2021 Stoke Therapeutics *P<0.0005 by one-way ANOVA compared to PBS group * * * 15 10 5 0 %NMD exon inclusion PBS 0.04 0.12 ST-1102 (mg/eye) 0.23 100000 80000 60000 40000 20000 0 ASO exposure (ng/g) 0.04 0.12 0.23 ST-1102 (mg/eye) 2.0 1.5 1.0 0.5 0.0 PBS 0.04 0.12 ST-1102 (mg/eye) 0.23 * * Relative OPA1 protein ( -actin normalization)

TANGO ASO Partially Restores ATP and Protein Levels in Human OPA1 +/- Cells N= 3 *one-way ANOVA # t-test Source: Stoke data © Copyright 2021 Stoke Therapeutics ASO treatment increased ATP levels in OPA1 deficient cells ASO treatment increased OPA1 protein levels ATP/total protein Mock ASO-14 Mock OPA1+/+ ASO-14 OPA1+/- 1.2 1.0 0.8 0.6 0.4 0.2 0.0 N= 1 Normalized OPA1/actin expression Mock ASO-14 Mock OPA1+/+ ASO-14 OPA1+/- 150 125 100 75 50 25 0 P value <0.0001 P value <0.0001 P value <0.0001 P value 0.0006 P value 0.0006

TANGO ASOs Have the Potential to Address the Genetic Cause of ADOA ü ü ü Dose-dependent increases in OPA1 protein expression in rabbit retina Increases ATP and protein levels in human OPA1 +/- cells Well tolerated for up to 29 days after intravitreal injection in rabbit Lead optimization is underway to potentially identify a clinical candidate in 2021 © Copyright 2021 Stoke Therapeutics

Stoke identified a variety of non-productive alternative-splicing events that lead to mRNA degradation and limit protein production. Broad Therapeutic Potential for TANGO © Copyright 2021 Stoke Therapeutics Genetic diseases are caused by mutations in a single gene 10K+ Monogenic disease genes containing at least one NMD-inducing non-productive event ~1,200 Of these diseases are addressed by current therapeutic approaches 5% Additional unique genes found by Stoke that contained at least one NMD-inducing non-productive event ~6,500 Lim et al., Nat Comm, 2020

2021 Milestones 1H2021 2H2021 2H2021 2H2021 YE2021 Initiate Swallowtail Open Label Extension (OLE) study of STK-001 Initiate multiple ascending dose (MAD) study of STK-001 Preliminary safety and PK data from Phase 1/2a MONARCH study of STK-001 Initiate ADOA natural history data collection Complete lead optimization for OPA1 compounds Demonstrate in vivo proof of mechanism and safety for a third program YE2021 © Copyright 2021 Stoke Therapeutics

Current Financials Anticipated to Fund Operations into 2024 $287.6M 36.6M Cash, Cash Equivalents & Restricted Cash as of 12/31/2020 Common Shares Outstanding as of 12/31/2020 © Copyright 2021 Stoke Therapeutics

We Are Stoke United in our mission to address the underlying cause of severe diseases by up-regulating protein expression with RNA-based medicines. © Copyright 2021 Stoke Therapeutics

© Copyright 2021 Stoke Therapeutics